                                STOCKHOLDERS AGREEMENT


     STOCKHOLDERS AGREEMENT dated as of September 27 , 1999 by and among Charlotte Russe Holding, Inc., a Delaware corporation ("Holdings"), The SK Equity Fund, L.P. and SK Investment Fund, L.P. (collectively with The SK Equity Fund, L.P., the "Fund") and Bernard Zeichner (the "Management Stockholder"). The Fund and the Management Stockholder, together with such other stockholders of Holdings as may from time to time, become parties to this Agreement in accordance with the provisions hereof, shall be referred to as the "Stockholders."

     WHEREAS on the date hereof the Fund, the Management Stockholder and FSC Corp., an affiliate of BankBoston, N.A. ("FSC") are party to that certain Securityholders Rights Agreement dated September 27, 1996 (the "Securityholders Agreement");

     WHEREAS Holdings is contemplating an Initial Public Offering of its Common Stock, pursuant to which FSC will be selling all of its shares of Common Stock issuable upon exercise of its warrant dated September 27, 1996;

     WHEREAS after the sale by FSC of all of its shares of Common Stock in the Initial Public Offering, FSC will no longer be subject to the benefits of the Securityholders Agreement;

     WHEREAS the Fund, the Management Stockholder and Holdings desire to terminate the Securityholders Agreement effective upon the closing of the Initial Public Offering and enter into this Agreement, which provides the Funds and the Management Stockholder the rights described herein;

     WHEREAS on the date hereof the Fund is the beneficial owner of 19,515,440 shares of Common Stock outstanding or issuable upon exercise of the Warrants and Mr. Zeichner is currently the beneficial owner of 1,573,500 shares of Common Stock outstanding or issuable upon exercise of outstanding stock options;

     NOW THEREFORE the parties hereto agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

     SECTION 1.1 DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below. All references herein to "days" shall mean calendar days unless otherwise specified.

     "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person or (ii) any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purpose of this definition, "control," including the terms "controlling," "controlled by" and "under common control with," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock of Holdings, par value $0.01 per share.

     "Conversion Shares" means (i) any shares of Common Stock issuable upon the exercise of the Warrants and (ii) any securities issuable with respect to any of such shares of Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

     "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective, other than by a Registration Statement on Form S-8 or any successor or similar forms.

     "Permitted Transferee" shall mean in the case of a transfer of any of the Registrable Securities held by the Management Stockholder, the Management Stockholder, his spouse, parents, siblings, descendants, a trust created by him the beneficiaries of which include only such of his relations, any SKM Entity or any other Person to which the Fund shall have given its prior written consent.

     "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

     "Piggy-Back Right Expiration Date" means the fifth anniversary of the effective date hereof.

     "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

     "Registrable Securities" means the outstanding shares of Common Stock held by the Management Stockholder or the Fund, the Conversion Shares, the shares of Common Stock issuable upon exercise of outstanding stock options of Holdings held by the Management Stockholder and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on such shares of Common Stock, Warrants or Conversion Shares; PROVIDED, HOWEVER, that particular securities shall cease to be Registrable Securities when such securities shall have (i) been disposed of pursuant to a Public Sale, (ii) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by Holdings and subsequent disposition of them shall not require registration or qualification under the Securities Act or
(iii) ceased to be outstanding. Whenever any particular securities cease to be Registrable Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense, other than transfer taxes, if any, new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

     "Registration Expenses" means all expenses incident to the performance of or compliance with Section 3 hereof by Holdings, including (i) all registration, filing and listing fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses,
(iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for Holdings and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the Fund for the benefit of the Fund and the Management Stockholder if Registrable Securities are being registered,
(vii) premiums and other costs of policies of insurance, if any, against liabilities arising out of the public offering of Common Stock being registered, if Holdings desires such insurance, (viii) any reasonable fees and expenses of any Stockholder and (ix) any fees and disbursements of underwriters, including the fees and expenses of underwriter's counsel, customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any.

     "SKM Entity" means each of the Fund, any partner of the Fund, any Affiliate of the Fund and any partner of any such Affiliate.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time. The reference to a particular section of the Securities Act of 1933 shall be deemed to include a reference to the comparable section, if any, of any such similar Federal statute.

     "Stockholders" has the meaning set forth in the introductory paragraph.

     "Tag-Along Right Expiration Date" means the earlier of (i) the second anniversary of the effective date of this Agreement and (ii) the date on which the Fund and its Affiliates shall cease to own at least twenty five percent (25%) of the then outstanding shares of Common Stock, calculated on a fully diluted basis.

     "Transfer Restriction Termination Date" means the earlier of (i) the date on which the Fund shall cease to own beneficially, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, at least fifty percent (50%) of the outstanding shares of Common Stock, calculated on a fully diluted basis, and (ii) the fourth anniversary of the effective date of this Agreement.


     "Warrants" means the Warrants originally issued to the Fund on September 27, 1996, as such Warrants may be transferred or otherwise assigned, but only to the extent not therefore exercised, redeemed or expired in accordance with their respective terms.



                                     ARTICLE II

                                TRANSFER OF SECURITIES

     SECTION 2.1    RESTRICTIONS ON TRANSFER; LEGEND ON CERTIFICATES.

     (a) Except as otherwise provided in this Agreement, Registrable Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A, or any successor provisions, under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.

     (b) Unless otherwise expressly provided herein, each certificate for Registrable Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A STOCKHOLDERS RIGHTS AGREEMENT DATED AS OF SEPTEMBER [ ], 1999, BY AND AMONG CHARLOTTE RUSSE HOLDING, INC. AND THE STOCKHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH CHARLOTTE RUSSE HOLDING, INC."

     (c) Notwithstanding any other provision of this Agreement to the contrary, prior to the Transfer Restriction Termination Date, the Management Stockholder may not transfer any Registrable Securities, other than pursuant to a Public Sale, to any Person unless such Person shall have agreed in writing that such Person, as a holder of such Registrable Securities, and the Registrable Securities that such Person acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Registrable Securities. Any purported transfer of Registrable Securities by the Management Stockholder without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Stockholder under this Agreement. In the event of such non-complying transfer, Holdings shall not transfer any such Registrable Securities on its books or recognize the purported transferee as a Stockholder for any purpose, until all applicable provisions of this Agreement have been complied with.

     SECTION 2.2 PERMITTED TRANSFERS. Until the Transfer Restriction Termination Date, neither the Management Stockholder nor any Permitted Transferee shall transfer any Registrable Securities unless such transfer is made (i) pursuant to Section 2.3 or Section 3, (ii) to a Permitted Transferee or
(iii) pursuant to Rule 144 under the Securities Act. The transfer to a Permitted Transferee shall be made only (i) in compliance with all applicable federal and state securities laws and (ii) if such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder, and the shares of Common Stock that such Permitted Transferee acquires, shall be bound by and be entitled to the benefits of all the provisions of this Agreement, and upon such agreement such Permitted Transferee shall be entitled to such benefits. Notwithstanding anything to the contrary contained in this
Section 2.2, if any Person that received Registrable Securities in a transfer pursuant to this Section 2.2 ceases to be a Permitted Transferee, such Person shall immediately transfer such securities to the Management Stockholder or another Permitted Transferee.

TAG-ALONG RIGHTS. If at any time prior to the Tag-Along Right Expiration Date, the Fund or any of its Affiliates (any such Person for purposes of this Section 2.3, the "Transferor") wishes to transfer any shares of Common Stock owned by the Transferor to any Person that is not a SKM Entity (the "Transferee"), the Transferor shall first give to the Management Stockholder a written notice (a "Transfer Notice") containing (i) the number of shares of Common Stock that the Transferee proposes to acquire from the Transferor,
(ii) the name and address of the Transferee, (iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee to purchase, upon the purchase by the Transferee of any shares of Common Stock owned by the Transferor and for the same per share consideration, that number of Registrable Securities (or if such number is not an integral number, the next integral number which is greater than such number) owned by the Management Stockholder which shall be the product of (x) the aggregate number of Registrable Securities then owned by the Management Stockholder and (y) a fraction, the numerator of which shall be the number of shares of Common Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Registrable Securities then owned by the Transferor and its Affiliates plus
(B) the total number of shares of Registrable Securities then owned by the Management Stockholder. The Management Stockholder shall have the right, for a period of ten days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and Holdings within such ten-day period, stating therein the number of shares of Common
Stock (which may be the number of shares set forth in the offer by the Transferee or a portion thereof) to be sold by the Management Stockholder to the Transferee. Prior to the earlier of (i) the end of such ten-day period or (ii) the acceptance or rejection by the Management Stockholder of the offer of the Transferee, neither the Transferor nor its Affiliates will complete any sale of shares of Common Stock to the Transferee. Thereafter, for a period of ninety (90) days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee, for the consideration stated and on the terms set forth in the Transfer
Notice, the shares of Common Stock stated in the Transfer Notice, as subject to purchase by the Transferee, PROVIDED, HOWEVER, that the Transferee shall simultaneously purchase the number of shares of Common Stock as calculated above from the Management Stockholder to the extent that such Management Stockholder shall have accepted the offer of the Transferee. The provisions of this Section 2.3 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.

                                     ARTICLE III

                                 REGISTRATION RIGHTS

     SECTION 3.1    REQUIRED REGISTRATIONS.

     (a) At any time after April 1, 2000, the Fund may, by written notice to Holdings, request that Holdings effect the registration under the Securities Act of Registrable Securities representing $10,000,000 or more in aggregate cash proceeds to the Fund. If the Fund intends to distribute the Registrable Securities in an underwritten offering, the Fund shall so state in its request. The Fund shall have the right to designate the underwriter or underwriters to be used in connection with any request for an underwritten offering. Promptly after receipt of such notice, Holdings will give written notice of such requested registration to all other holders of Registrable Securities. Holdings will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which Holdings has been requested to register by the Funds and all other Registrable Securities which Holdings has been requested to register by other holders of Registrable Securities by notice delivered to Holdings within twenty (20) days after the giving of such notice by Holdings.

     (b) At any time after Holdings becomes eligible to file a Registration Statement on Form S-3, the Fund may request Holdings, in writing, to effect the registration on a Registration Statement on Form S-3 of such number of Registrable Securities representing $5,000,000 or more in aggregate cash proceeds to the Fund. If the Fund intends to distribute the Registrable Securities in an underwritten offering, the Fund shall so state in its request. The Fund shall have the right to designate the underwriter or underwriters to be used in connection with any request for an underwritten offering. Promptly after receipt of such notice, Holdings will give written notice of such requested registration to all other holders of Registrable Securities. Holdings will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which Holdings has been requested to register by the Fund and all other Registrable Securities which Holdings has been requested to register by other holders of Registrable Securities by notice delivered to Holdings within twenty (20) days after the giving of such notice by Holdings.

     (c) Holdings may postpone for a period of up to sixty (60) days the filing or the effectiveness of any Registration Statement requested pursuant to this
Section 3.1 if the Board of Directors of Holdings in good faith determines that such registration is likely to have an adverse effect on any plan, proposal or agreement by Holdings with respect to any financing, acquisition, recapitalization, reorganization or other material transaction; PROVIDED, HOWEVER, that Holdings may not exercise such right of postponement more frequently than one time in any twelve month period.

     (d) Holdings shall not be required to effect more than five registrations pursuant to Section 3.1(a). Each registration requested pursuant to Section 3.1(a) shall be effected by the filing of a Registration Statement on Form S-1, or any other form which includes substantially the same information as would be required to be included in a Registration Statement on Form S-1 as currently constituted, unless the use of a different form has been agreed to in writing by the Fund. No registration of Registrable Securities under Section 3.1(a) which shall not have become and remained effective shall be deemed to be a
registration for any purpose of this Section 3.1(d).   In addition, the Fund may
not require the registration of Registrable Securities pursuant to this Section
3.1 more than once in any six month period. Holdings shall pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.1.

     (e) In the case of a registration pursuant to this Section 3.1, whenever the Fund shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters designated by the Fund may be included in such registration. If requested by such underwriters, Holdings and each holder of Registrable Securities participating in the offering will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by Holdings and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnity and contribution.

     If the managing underwriter advises the Fund and such other sellers requesting registration of Registrable Securities that the number of shares to be included in a Registration Statement pursuant to this Section 3.1 should be limited due to market conditions or otherwise, then (i) all shares other than Registrable Securities shall be excluded prior to the exclusion of any Registrable Securities and (ii) thereafter, if additional shares must be excluded from such registration, all shares of Registrable Securities shall be excluded pro rata in proportion to their respective ownership of Registrable Securities.

     (f) Notwithstanding anything else to the contrary in this Agreement, the rights of the Fund described in this Section 3.1 shall terminate on the date on which the Fund shall beneficially own less than ten percent (10%) of the Registrable Securities held by the Fund immediately after the consummation of the Initial Public Offering.

     SECTION 3.2    INCIDENTAL REGISTRATION.

     (a) If Holdings at any time prior to the Piggy-Back Right Expiration Date proposes to register any of its securities under the Securities Act whether for its own account or for the account of the Fund pursuant to Section 3.1, it will each such time give prompt written notice to each holder of Registrable Securities of its intention to do so and of the rights of each holder of Registrable Securities under this Section 3.2. Upon the written request of such holders of Registrable Securities made within twenty (20) days after the receipt of any such notice, which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof, Holdings will use its best efforts in good faith to effect the registration under the Securities Act of all Registrable Securities which Holdings has been so requested to register by such holders of Registrable Securities, on a pro rata basis as provided below, to the extent requisite to permit the dispositions, in accordance with the intended methods thereof as aforesaid, of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the Registration Statement which covers the securities which Holdings proposes to register for its own account or the account of the Fund, as the case may be; PROVIDED, HOWEVER, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, Holdings shall determine for any reason either not to register or to delay registration of such securities, Holdings may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, but not from its obligation to pay the Registration Expenses in connection therewith, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. Holdings will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2. No registration of Registrable Securities effected under this Section 3.2 shall relieve Holdings of any of its obligations to effect registrations of Registrable Securities pursuant to Section 3.1 hereof.

     (b) If Holdings at any time prior to the Piggy-Back Right Expiration Date proposes to register any of its securities under the Securities Act as contemplated by this Section 3.2 and such securities are to be distributed by or through one or more underwriters, Holdings will, if requested by the holders of Registrable Securities as provided in this Section 3.2, use its best efforts in good faith to arrange for such underwriters to include all the Registrable Securities to be offered and sold by the holders of Registrable Securities among the securities to be distributed by such underwriters; PROVIDED, HOWEVER, that if the managing underwriter of such underwritten offering shall inform Holdings, the Fund and such holders of Registrable Securities by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities proposed so to be registered which may be distributed without such effect), then Holdings may, upon written notice to the Fund and such holders of Registrable Securities, reduce, if and to the extent stated by such managing underwriter to be necessary to eliminate such effect the shares of Common Stock of such holders of Registrable Securities, other than Holdings, pro rata in proportion to their respective ownership of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration, together with the number of securities to be included in such registration for the account of Holdings, shall be equal to the number of shares stated in such managing underwriter's letter. Holdings shall not be obligated to effect any registration of Registrable Securities under this
Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

     SECTION 3.3 LOCK-UP AGREEMENT. Each holder of Registrable Securities agrees not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of Holdings, during the 14 days prior to and the ninety
(90) days (or such shorter period as may be agreed to by the underwriters) after the effective date of any underwritten registration pursuant to Section 3.1 or
Section 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting, if any. Each holder of Registrable Securities agrees that Holdings may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.3.

     SECTION 3.4 NO INCONSISTENT AGREEMENTS. Holdings has not entered into and will not enter into any registration rights agreement or similar arrangements the performance by Holdings of the terms of which would in any manner conflict with, restrict or be inconsistent with the performance by Holdings or the Fund of its obligations under this Agreement.

     SECTION 3.5 REGISTRATION PROCEDURES. If and whenever Holdings is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in this Section 3, Holdings will as expeditiously as reasonably possible:

     (a)  Prepare and, in the case of a registration required pursuant to
Section 3.1 hereof, promptly and in any event within sixty (60) days after the end of the period within which requests for registration may be delivered to Holdings, file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective.

     (b) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities, if any, covered by such Registration Statement until the later of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such Registration Statement or
(ii) the expiration of the time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act.

     (c) Use its best efforts to cooperate in the disposition of the Common Stock covered by such Registration Statement, including without limitation in the case of an underwritten offering pursuant to Section 3.1, causing key executives of Holdings and its subsidiaries to participate under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.

     (d) Furnish to the Fund and such other holders of Registrable Securities selling in the offering such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement, including each preliminary prospectus and any summary prospectus, each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such Registration Statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such Registration Statement.

     (e) Use its best efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Fund and such other holders of Registrable Securities selling in the offering, to consummate the disposition in such jurisdictions of its Registrable Securities covered by such Registration Statement; PROVIDED, HOWEVER, that Holdings shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject Holdings to taxation in any jurisdiction in which it is not so qualified.

     (f) Use its best efforts to obtain all legal opinions, auditors' consents and comfort letters and experts cooperation as may be required, including furnishing to the Fund and such other holders of Registrable Securities selling in the offering a signed counterpart, addressed or confirmed to the Fund and such other holders of Registrable Securities selling in the offering, of (i) an opinion of counsel for Holdings and (ii) a "cold comfort" letter signed by the independent public accountants who have certified the financial statements included in such Registration Statement, in each case covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

     (g) Immediately notify the Fund and such other holders of Registrable Securities selling in the offering, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (h) Enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by Holdings and such other terms and provisions as are customarily contained in underwriting agreements, including, without limitation, indemnity and contribution.

     (i) Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months after the effective date of such Registration Statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

     (j) Use its best efforts to list such Registrable Securities on each securities exchange on which any equity security of Holdings is then listed, if such securities are not already so listed.

     (k) In the case of an underwritten offering under Section 3.1 hereof, refrain, without the consent of the managing underwriter, for a period from thirty (30) days before the effective date of the Registration Statement until 180 days after such effective date, from directly or indirectly selling, offering to sell, granting any option for the sale of, or otherwise disposing of any Common Stock or securities convertible into Common Stock other than pursuant to employee equity plans.

                                     ARTICLE IV

                          INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 INDEMNITIES. In the event of any registration of Registrable Securities under the Securities Act pursuant to Section 3 hereof, Holdings will, and hereby does, indemnify and hold harmless each seller of Registrable Securities, their respective partners, directors and officers, and each other Person, if any, who controls any such seller of Registrable Securities within the meaning of Section 15 of the Securities Act (each such Person being referred to herein as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities, or actions or proceedings in respect thereof, arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that Holdings shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or incorporated document, in reliance upon and in conformity with written information furnished to Holdings or on behalf of such Covered Person expressly for inclusion therein or (ii) if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such seller failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. The indemnities of Holdings contained in this Section 4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

     SECTION 4.2 INDEMNITIES TO HOLDINGS. In the event of any registration of Registrable Securities pursuant to Section 3, each holder of Registrable Securities selling in the offering will, and hereby does, indemnify and hold harmless, in the same manner and to the same extent as set forth in Section 4.1 hereof, Holdings, each director of Holdings, each officer of Holdings who shall sign such Registration Statement and each other Person, other than such holder of Registrable Securities selling in the offering, if any, who controls Holdings within the meaning of Section 15 of the Securities Act, with respect to any statement in or omission from such Registration Statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated therein, if such statement or omission was made in reliance upon and in conformity with written information furnished to Holdings by or on behalf of such seller expressly for inclusion therein, provided that such seller shall not be liable to Holdings in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Holdings failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holdings or any such director, officer or controlling Person and shall survive any transfer of Registrable Securities.

     SECTION 4.3 INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this
Section 4, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 4, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to
give notice.   In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; PROVIDED, HOWEVER, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     SECTION 4.4 CONTRIBUTION. If the indemnification provided for in Sections 4.1 or 4.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 4.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     SECTION 4.5 LIMITATION ON LIABILITY OF HOLDERS OF REGISTRABLE SECURITIES. The liability of each holder of Registrable Securities selling in the offering in respect of any indemnification or contribution obligation arising under this Section 4 shall not in any event exceed an amount equal to the net proceeds to such holder of Registrable Securities selling in the offering, after deduction of all underwriters' discounts and commissions and all other expenses paid by such holder in connection with the Registration Statement in question, from the disposition of the Registrable Securities disposed of by such holder pursuant to such Registration Statement.

                                      ARTICLE V

                                    MISCELLANEOUS

     SECTION 5.1 NOTICES. All notices and other communications to any party hereunder shall be dated and in writing and shall be deemed to have been given to such party (i) if given by telecopy, when such telecopy is transmitted to the appropriate telecopy number and telephonic confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received at the appropriate address or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other Person or to such other Address or telecopy number as such party shall have furnished to each other party in accordance with this Section 5.1).

     SECTION 5.2 BOARD OF DIRECTORS. Holdings hereby agrees that (i) so long as the Fund beneficially owns twenty-five percent (25%) of the outstanding shares of Common Stock of

Holdings (A) the Fund shall have the right to designate for nomination three members for election to the Board of Directors at each annual meeting of stockholders and (B) the Fund shall have the right to designate the Chairman of the Board and (ii) so long as the Fund shall continue to beneficially own at least ten percent (10%) of the Registrable Securities held by the Fund immediately after the Initial Public Offering (A) the Fund shall have the right to nominate two members for election to the Board of Directors at each annual meeting of stockholders and (B) each committee of the Board of Directors of Holdings shall include at least one member of the Board of Directors nominated by the Fund, such member to be selected by the Fund.

     SECTION 5.3 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Fund and the Management Stockholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the sale of securities to the public without registration, and with a view to making it possible for the Fund and the Management Stockholder to register the Registrable Securities pursuant to a Registration Statement on Form S-3, Holdings agrees to:

          (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times commencing ninety one (91) days after the effective date of the Registration Statement for its Initial Public Offering;

          (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as will permit the Fund and the Management Stockholder to use a Registration Statement on Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable, but not later than 120 days after the end of the fiscal year in which the Registration Statement for the Initial Public Offering is declared effective;

          (c) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of Holdings under the Securities Act and the Exchange Act; and

          (d) Furnish to the Fund and the Management Stockholder forthwith upon request (i) a written statement by Holdings as to its compliance with the reporting requirements of Rule 144 (at any time more than ninety (90) days after the effective date of the Registration Statement for the Initial Public Offering) the Securities Act and the Exchange Act, at any time after it has become subject to such reporting requirements, or as to its qualification as a registrant whose securities may be resold pursuant to a Registration Statement on Form S-3 at any time after it so qualifies, (ii) a copy of the most recent annual or quarterly report of Holdings and such other reports and documents so filed by Holdings, and (iii) such other information as may be reasonably requested in availing the Fund and the Management Stockholder of any rule or regulation of the Commission which permits the selling of any such Registrable Securities without registration or pursuant to such form.

     SECTION 5.4    MONITORING FEES.

     (a) Holdings shall pay to Saunders Karp & Megrue, L.P. ("SKM") an annual monitoring fee in an amount not to exceed $250,000. Such fee shall be payable annually in advance. Holdings shall also pay all out-of-pocket expenses of SKM incurred in rendering financial advice to Holdings. Holdings shall reimburse SKM for such expenses on an as-incurred basis. SKM may provide additional monitoring services to Holdings in the future and, if it does so, may only provide them on an arms' length basis.

     (b) The obligations of Holdings under this Section 5.4 shall terminate when the Fund beneficially owns less than ten percent (10%) of the Registrable Securities held by the Fund immediately after the consummation of the Initial Public Offering.

     SECTION 5.5 BINDING NATURE OF AGREEMENTS. This Agreement shall be binding upon an inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein. THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL THE CONSUMMATION OF THE INITIAL PUBLIC OFFERING.

     SECTION 5.6 DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 5.7 SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

     SECTION 5.8 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 5.9 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 5.10 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION 5.11 CONFIDENTIALITY. Each Stockholder hereby agrees that it will hold, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law or otherwise requested by any governmental or regulatory authority having jurisdiction over such Stockholder, all confidential documents and information concerning Holdings and its Subsidiaries furnished to it in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by it, (ii) in the public domain through no fault of it or (iii) later lawfully acquired by it from sources other than Holdings or any of its Subsidiaries; PROVIDED, HOWEVER, that a Stockholder may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors, lenders and agents so long as such Persons are informed by it of the confidential nature of such information and are directed by it to treat such information confidentially. The obligation of each Stockholder to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information.

     SECTION 5.12 ENTIRE AGREEMENT. This Agreement is intended by the parties hereto as a final and complete expression of their agreements and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter. In particular, this Agreement superseded the Securityholders Rights Agreement dated September 27, 1996.

     SECTION 5.13 AMENDMENT AND WAIVER. Any provisions of this Agreement may be amended if, but only if, such amendment is in writing and is signed by Holdings and Stockholders beneficially owning at least a majority of the Registrable Securities; PROVIDED, HOWEVER, that no such amendment may adversely affect the rights of any Stockholder unless signed by such Stockholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

     SECTION 5.14 NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                              CHARLOTTE RUSSE HOLDING, INC.



                              By: /s/ Daniel T. Carter
                                  ---------------------------
                                  Title: CFO


                              THE SK EQUITY FUND, L.P.


                              By: SKM Partners, L.P.,
                                  as general partner


                              /s/ Allan Karp
                              -------------------------------
                              Allan Karp, as general partner
                              262 Harbor Drive
                              Stamford, CT  06902

                         SK INVESTMENT FUND, L.P.

                              By: SKM Partners, L.P.,
                                  as general partner


                              /s/ Allan Karp
                              -------------------------------
                              Allan Karp, as general partner
                              262 Harbor Drive
                              Stamford, CT  06902




                              /s/ Bernard Zeichner
                              -------------------------------
                              Bernard Zeichner
                              7325 Remley Place
                              La Jolla, CA  92037
                              Telephone: (858) 454-7143